THE COMMERCE FUNDS

The International Equity Fund

(the “Fund”)

Institutional and Service Class Shares

Supplement dated March 26, 2002

to the Prospectuses dated March 1, 2002

      The following paragraphs are added to the end of the section entitled “Service Providers – Sub-Adviser: T. Rowe Price International, Inc.”:

On February 6, 2002, the Board of Trustees appointed Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) as sub-adviser to the International Equity Fund. The appointment of BIAM (U.S.) as sub-adviser to the Fund is subject to shareholder approval at a special meeting of the shareholders of the Fund. This meeting is expected to be held in the second calendar quarter of 2002.

For the services provided and expenses assumed under the proposed new sub-advisory agreement, the Adviser will pay BIAM (U.S.) a monthly management fee at an annual rate of 0.45% of the first $50 million of the average daily net assets of the International Equity Fund; 0.40% of the next $50 million of the average daily net assets of the Fund; and 0.30% of the average daily net assets of the Fund in excess of $100 million. The Adviser is entitled to receive a management fee for its services to the Fund at the rate of 1.50% of average daily net assets. It is currently waiving 0.56% of these fees and the Fund is actually paying the Adviser 0.94% of the Fund’s average daily net assets. The Adviser pays the sub-adviser’s fee out of the management fees it receives from the Fund. As a result of the lower fees under the proposed new sub-advisory agreement, the Adviser will enter into a new Waiver and Reimbursement Agreement under which it will agree to reduce management fees actually paid by the Fund from 0.94% of average daily net assets to 0.78% of the Fund’s average daily net assets.

BIAM (U.S.) is a wholly-owned indirect subsidiary of the Bank of Ireland Group. The address of BIAM (U.S.)’s office in the United States is 75 Holly Hill Lane, Greenwich, CT 06830; its head office is located at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM (U.S.) was established in 1987. BIAM (U.S.)’s affiliate, Bank of Ireland Asset Management Limited, with which BIAM (U.S.) shares resources, including investment advisory and account support person-

nel, has 36 years of experience as a global investment adviser. As of December 31, 2001, BIAM (U.S.) had approximately $25 billion in assets under management in North America and, together with its affiliates, had approximately $48 billion in assets under management worldwide for individual and institutional accounts.

BIAM (U.S.)’s entire investment process is based on a team approach. The team of 17 Asset Managers, under the leadership of Chris Reilly, Chief Investment Officer, is responsible for the research, analysis and stock selection functions. The team has on average over 15 years’ investment experience. Chris Reilly joined Bank of Ireland Asset Management in 1980 and has had overall responsibility for asset management since 1985. He had previously worked in the United Kingdom in stockbroking and investment management. He has thirty–seven years experience in the investment industry. He is a member of the United Kingdom’s Securities Institute.

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THE COMMERCE FUNDS

The International Equity Fund

(the “Fund”)

Institutional and Service Class Shares

Supplement dated March 26, 2002

to the Statement of Additional Information dated March 1, 2002

      The following paragraphs are added to the section entitled “Management of the Commerce Funds – Investment Sub-Adviser” on page 66:

On February 6, 2002, the Board of Trustees appointed Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) as sub-adviser to the International Equity Fund.

For the services provided and expenses assumed under the proposed new sub-advisory agreement, the Adviser will pay BIAM (U.S.) a monthly management fee at an annual rate of 0.45% of the first $50 million of the average daily net assets of the International Equity Fund; 0.40% of the next $50 million of average daily net assets of the Fund; and 0.30% of the average daily net assets of the Fund in excess of $100 million. All other material terms of the new sub-advisory agreement will be substantially the same as the Sub-Advisory Agreement.

BIAM (U.S.) is a wholly-owned subsidiary of the Bank of Ireland Group. The Bank of Ireland Group is a publicly traded, diversified financial services group with business operations worldwide. It provides investment management services through a network of related companies, including BIAM (U.S.), which serves primarily institutional clients in the United States and Canada. Bank of Ireland Group or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the International Equity Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the International Equity Fund. Federal law prohibits BIAM (U.S.) from using material non-public information in its possession or in the possession of any of its affiliates when making investment decisions. In addition, in making investment decisions for the International Equity Fund, BIAM (U.S.) will not take into consideration whether an issuer of securities proposed for purchase or sale by the

International Equity Fund is a customer of Bank of Ireland Group or its affiliates.

The address of BIAM (U.S.)’s office in the U.S. is 75 Holly Hill Lane, Greenwich, CT 06830; its head office is located at 26 Fitzwilliam Place, Dublin 2, Ireland. As of December 31, 2001, BIAM (U.S.) had more than $24 billion in assets under management in North America and, together with its affiliates, had more than $47 billion in assets under management worldwide for individual and institutional accounts.

The Adviser will continue to have overall responsibility for developing and executing the Fund’s investment program, and for supervising BIAM (U.S.)’s activities under the proposed new sub-advisory agreement.

Under the proposed new sub-advisory agreement, BIAM (U.S.) will provide the International Equity Fund with investment advisory services. Specifically, BIAM (U.S.) will be responsible for supervising and directing the investments of the Fund on a day-to-day basis in accordance with the Fund’s investment objective, policies and restrictions as provided in the Prospectus and this Statement of Additional Information. BIAM (U.S.) will also be responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

The proposed new sub-advisory agreement will also provide that BIAM (U.S.) and its directors, officers or employees will be liable to the Fund for losses resulting from bad faith, willful misconduct or gross negligence in the performance of its duties or for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

      The following paragraphs are added to the end of the section entitled “Management of the Commerce Funds – Annual Board Approval of Investment Advisory and Sub-Advisory Agreements” on page 67:

On February 6, 2002, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved a proposed new sub-advisory agreement between the Adviser and BIAM (U.S.) with respect to the International Equity Fund for a two-year period.

In approving the proposed new sub-advisory agreement with BIAM (U.S.), the Board weighed heavily BIAM (U.S.)’s international investment performance record and the reduction in the sub-advisory fees under the new arrangement. The Board of Trustees also considered the quality of the sub-advisory services offered by BIAM (U.S.), its investment management style and the experience and qualifications of its personnel. The Board of Trustees reviewed written reports provided by BIAM (U.S.) and the Adviser, which contained, among other items, investment outlook and strategy with respect to international equity investments. Finally, the Board took into account all of the information presented to it at its February 6, 2002 Board meeting, including the Adviser’s recommendation, in connection with its review of the Fund’s sub-investment advisory agreement. After reviewing all of the information it considered necessary to the exercise of its reasonable business judgment, the Board unanimously recommended that shareholders of the Fund approve the proposed agreement.

The appointment of BIAM (U.S.) as sub-adviser to the International Equity Fund is subject to shareholder approval at a special meeting of the shareholders of the Fund. This meeting is expected to be held in the second calendar quarter of 2002.

      The following is added to the end of the section entitled “International Equity Fund” on page 3.

The Fund may invest without limitation in securities of foreign issuers in the form of sponsored and unsponsored Global Depository Receipts (“GDRs”). GDRs are receipts issued by foreign financial institutions evidencing the ownership of underlying securities issued by a foreign issuer. GDR prices are generally denominated in foreign currencies as are the securities underlying a GDR.

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